UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2025
Date of Report (date of earliest event reported)

Beyond, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-41850	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)(Zip Code)

 (801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BYON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 18, 2025, Beyond, Inc. (the “Company”) changed its corporate name to Bed Bath & Beyond, Inc., pursuant to a certificate of amendment (the “Certificate of Amendment”) to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) adopted by the Company’s Board of Directors (the “Board”) and filed with the Delaware Secretary of State (the “Name Change”).  Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change and it does not affect the rights of the Company’s stockholders.  The only change to the Certificate of Incorporation is the change of the Company’s corporate name from Beyond, Inc. to Bed Bath & Beyond, Inc. As previously disclosed, Beyond, Inc. is expected to continue to trade with ticker symbol BYON until the close of market on Thursday, August 28, 2025. Bed Bath & Beyond, Inc. is expected to begin trading with ticker symbol BBBY when markets open on Friday, August 29, 2025.

Additionally, on August 20, 2025, the Board adopted the Fifth Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective immediately. The changes to the Amended and Restated Bylaws are intended to, among other things:

•	Reflect the Name Change;
•	Incorporate clarifying amendments to promote consistency with pre-existing provisions of Company’s Certificate of Incorporation as to the right to call a special meeting of stockholders;
•	Delete certain provisions in Sections 2.3 and 2.4 that are redundant with certain other provisions contained in Sections 2.3, 2.4, and 2.5;
•	Enhance procedural mechanisms and promote engagement at stockholder meetings by eliminating the ability for a vote of the majority of shares represented to adjourn a stockholder meeting;
•
Provide for greater flexibility to stockholders voting on a proposal by removing the requirement that, with respect to matters other than the election of directors, such matters be approved by the affirmative vote of a majority of the required quorum, while retaining the customary requirement for such matters to be approved by the affirmative vote of a majority of the shares represented and voting; and

•	Make various other updates, including ministerial and conforming changes.

The foregoing descriptions of the Certificate of Amendment and the Amended and Restated Bylaws are qualified in their entirety by reference to, and should be read in conjunction with, the complete text of the Certificate of Amendment and Amended and Restated Bylaws, respectively, filed herewith as Exhibits 3.1 and 3.2, respectively. A marked copy of the Amended and Restated Bylaws showing all changes made to the Company’s Fourth Amended and Restated Bylaws is attached hereto as Exhibit 3.3.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1*	Certificate of Amendment to Amended and Restated Certificate of Incorporation
3.2*	Fifth Amended and Restated Bylaws
3.3*	Marked Fifth Amended and Restated Bylaws
104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document
*filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND, INC.

By:	/s/ ADRIANNE B. LEE
Adrianne B. Lee
President and Chief Financial Officer
Date:	August 22, 2025